Voyage revenues	6 Months Ended
Jun. 30, 2019
Disaggregation of Revenue [Abstract]
Voyage revenues:

15.       Voyage revenues:

The following table shows the voyage revenues earned from time charters, voyage charters and pool agreements for the six month periods ended June 30, 2018 and 2019, as presented in the consolidated statement of operation:

	Six months period ended
	2018	2019

Time charters	$152,079	$176,709
Voyage charters	99,029	145,443
Pool revenues	2,553	2,130
	$253,661	$324,282

As of June 30, 2019, trade accounts receivable, net increased by $3,392, and deferred revenue increased by $4,916 compared to December 31, 2018. These changes were mainly attributable to the timing of collections.

Further, as of June 30, 2019, deferred assets related to revenue contracts (included within “Other current assets”) increased by $492 compared to December 31, 2018, from $2,054 to $2,546. This change was mainly attributable to the increase in the number of the voyage contracts in progress as of June 30, 2019 and the timing of commencement of revenue recognition.

Under ASC 606, unearned voyage charter revenue represents the consideration received for undelivered performance obligations. The Company recorded $10,855 as unearned revenue related to voyages in progress as of December 31, 2018, which were recognized in earnings in the six month period ended June 30, 2019 as the performance obligations were satisfied in that period.